UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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| | Preliminary Proxy Statement
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    14a-6(e)(2))
| | Definitive Proxy Statement
|X| Definitive Additional Materials
| | Soliciting Material pursuant to ss.240.14a-12

                           THISTLE GROUP HOLDINGS, CO.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                           THISTLE GROUP HOLDINGS, CO.




                                                               November 10, 2003



Dear ESOP Participant:

     In connection with the Special Meeting of Stockholders of Thistle Group Holdings, Co. (the "Company"), you may direct the voting of the shares of Common Stock of the Company held by the Roxborough-Manayunk Bank Employee Stock Ownership Plan and Trust ("ESOP") allocated to your ESOP account. Unallocated shares in the ESOP and allocated shares for which voting instructions are not received will be voted by the ESOP Trustee in accordance with their fiduciary capacity.

     We are forwarding to you the attached Proxy Statement dated November 10, 2003, and the Vote Authorization Form, provided for the purpose of conveying your voting instructions to the ESOP Trustee.

     At this time, in order to direct the voting of shares allocated to your account under the ESOP, you must fill out and sign the enclosed Vote
Authorization Form and return it to the ESOP Trustee in the accompanying envelope. Your votes will be tallied and the ESOP Trustee will vote your allocated shares in the ESOP Trust based upon your directions received in a timely manner.

                                   Sincerely,




                                  ESOP Trustee

                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that the ESOP Trustee is the holder of record and custodian of all shares attributable to me of Thistle Group Holdings, Co. (the "Company") Common Stock under the Roxborough-Manayunk Bank Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the ESOP Trustee for the Company's Special Meeting of Stockholders to be held on December 18, 2003.

     Accordingly, you are to vote all shares attributable to me as follows:

                                                                                     FOR        AGAINST        ABSTAIN
                                                                                     ---        -------        -------

(1)       Proposal to approve and adopt an agreement and plan of merger, dated
          September 22, 2003, by and among Citizens Bank of Pennsylvania,
          Citizens Financial Group, Inc. and Thistle Group Holdings, Co.,
          pursuant to which, among other things, (i) a newly-formed subsidiary of Citizens Bank of Pennsylvania will merge with and into Thistle and
          (ii) upon consummation of the merger, each outstanding share of
          Thistle common stock (other than certain shares held by Thistle or
          Citizens) will be converted into the right to receive $26.00 in cash,
          without interest.                                                          [ ]        [ ]              [ ]


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                            "FOR" THE ABOVE PROPOSAL

     The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacities as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals.

____________________                                 ___________________________
       Date                                                     Signature


Please date, sign and return this form in the enclosed envelope.